GMMA	GammaRoad Market Navigation ETF

listed on NYSE Arca, Inc.

PROSPECTUS

August 20, 2024

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

GAMMAROAD MARKET NAVIGATION ETF - FUND SUMMARY

Investment Objective

The GammaRoad Market Navigation ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.09%
Total Annual Fund Operating Expenses	0.84%
Less: Fee Waiver(4)	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver(4)	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)	The Adviser, has agreed to reduce its unitary management fee to 0.66% of the Fund’s average daily net assets through at least November 30, 2025. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed above is reflected only through November 30, 2025. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks capital appreciation by generally tracking the performance, before fees and expenses, of the MarketVectorTM - GammaRoad U.S. Equity Strategy Index (the “Index”). Although the Fund generally tracks the performance of the Index, it is actively-managed and from time to time will deviate from the allocations and the specific investments held by the Index. As a result, there will be periods when the Fund will not track the Index (as discussed in greater detail below).

The Index is designed to rotate its exposure between large-cap U.S. equity securities (“Equities”) and U.S. Treasury Bills (“T-Bills”) using U.S.-listed ETFs. The Index seeks to deliver comparable returns to the S&P 500® Index over the long-term, with lower volatility and drawdowns (i.e., smaller peak-to-trough declines in value as compared to peak-to-trough declines in the S&P 500® Index). The Index follows a rules-based methodology. The ETFs in the Index, under certain market conditions, will include a leveraged ETF, which means the Fund may also invest in this leveraged ETF (or a similarly managed ETF). A leveraged ETF may constitute 25% of the Fund’s portfolio at the time of rebalancing, but if there is market appreciation between rebalances, the Fund may hold more than 25% of its assets in a leveraged ETF. Additionally, the Fund may invest directly in 1-3 month T-Bills as an alternative to investing in an ETF to gain T-Bills exposure.

●	Leveraged ETFs are ETFs that seek returns, before fees and expenses, that correspond to a multiple (e.g., two times) of the performance of a reference security or index (e.g., the S&P 500® Index), typically on a daily basis.

Leveraged ETFs

During periods when the Index allocates to a leveraged ETF (i.e., when the Signal Level is at 3 as discussed further below) the Fund’s investment adviser (the “Adviser”) closely monitors the level of the S&P 500® Index. If the S&P 500® Index experiences a significant drop (i.e., 5.25% or more from the prior day’s close, equating to an approximately 10.50% decline in a 2X leveraged ETF), the Fund’s holdings will deviate from the Index because the Adviser will attempt to sell the Fund’s leveraged ETF holdings and invest the proceeds in the Index’s unleveraged equity index ETF (or a similarly managed ETF). If the Fund cannot sell its leveraged ETF holdings, the Fund may face significant losses. Except in these situations (i.e., when the S&P 500® Index drops significantly, and the Fund sells its leveraged ETF holdings to move into unleveraged equity index ETF holdings), the Fund will invest substantially all of its assets in the ETFs within the Index or in other passively managed ETFs with comparable investment objectives and strategies, at the allocations set forth the below.

The Index

The Index’s composition is determined by an aggregate index signal (the “Signal”) which indicates the degree to which the Index will be long Equities or T-Bills. While the Index itself does not incorporate leverage, exposure to Equities (via Equity ETFs) at the time of rebalancing can range from 0% to 125% through the use of leveraged ETFs.

The Signal:

The Signal is computed daily to determine the Index’s components and weights according to the table below. The Signal will have a value of 0, 1, 2, or 3, which is derived by summing the following underlying measures. For each underlying measure, a signal value of 0 means it has a “bearish” (negative) view of the U.S. large cap equity market, and a signal value of 1 means it has a “bullish” (positive) view of the U.S. large cap equity market.

●	Consumer Confidence Measure (0 or 1): This measure evaluates a sub-component of a publicly available survey on U.S. consumer confidence in comparison to its long-term and short-term quantitative trends. This measure analyzes data on consumers’ perception of current economic conditions and consumers’ perception of current job market conditions. This measure is updated monthly, typically on the last Tuesday of each month.

●	Price Direction Measure (0 or 1): This measure assesses the trend in the weekly opening and closing prices of the SPDR® S&P 500® ETF Trust. It is updated weekly on the final trading day of each week.

●	Cross Asset Measure (0 or 1): This measure compares the performance of economically sensitive commodities (such as raw materials – copper and lumber) to the performance of gold. When cyclically-sensitive commodities are outperforming gold and either the Consumer Confidence Measure or the Price Direction Measure also has a signal value of ‘1’, this is considered bullish and the signal value will be ‘1’. When gold is outperforming these commodities, this is considered bearish and the signal value will be ‘0’. This measure is updated daily on days when U.S. markets are open for trading. Data for this measure is obtained by MarketVector Indexes GmbH (the “Index Owner”) for the purposes of calculating the Signal.

If data for a specific measure is not updated on a given day, the value for that measure will remain unchanged from the previous day’s value.

Index Composition:

As of the date of this prospectus, the Index uses only the following three ETFs: SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL), the SPDR® S&P 500 ETF Trust (SPY), and the ProShares Ultra S&P500® ETF (SSO). The table below shows the ETF rebalance weights for each of the four possible Signal levels. From time to time, the Fund may deviate from the Index by investing in other ETFs with comparable investment objectives and strategies based on liquidity and fee concerns, and/or in T-Bills. Rebalances will occur in in response to changes in the Signal levels.

ETF Name / (Exchange: Ticker)	Asset Class	Signal Level / Rebalance Weights (%)
		0	1	2	3
SPDR® Bloomberg 1-3 Month T-Bill ETF (NYSE: BIL)	U.S. Treasury Bills	100%	66.67%	33.33%	0%
SPDR® S&P 500 ETF Trust (NYSE: SPY)	Large Cap U.S. Equities	0%	33.33%	66.67%	75%
ProShares Ultra S&P500* (NYSE: SSO)	Large Cap U.S. Equities	0%	0%	0%	25%

* SSO is a 2X leveraged ETF, which seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® Index.

Signal Levels

●	Level 0 – Considered to be the riskiest environment for the large cap equity market. The Index and the Fund will rebalance to hold 100% T-Bill exposure to reflect the heightened risk suggested by the three measures. During these periods the economy is generally expected to be slowing and/or contracting.

●	Level 1 –The Index and the Fund will rebalance to hold 1/3rd Equities exposure and 2/3rds T-Bills exposure to reflect the increased caution and risk aversion suggested by the three measures. During these periods the economy is generally expected to be slowing and may show increasing signs of weakness.

●	Level 2 – The Index and the Fund will rebalance to hold 2/3rds Equities exposure and 1/3rd T-Bills. During these periods the economy is generally expected to be healthy and growing, although there may be cyclical headwinds to growth developing (i.e. this may be when the economy is emerging from weaker conditions, mid-cycle, and/or late cycle where it is still growing but at a slower rate).

●	Level 3 – Considered to be the most bullish environment for the large cap equity market. The Index and the Fund will hold maximum Equities exposure because all three measures indicate that the market environment is bullish. During these periods the economy is generally expected to be healthy and growing.

Daily Calculation:

The Signal is calculated on a daily basis after the close of U.S. markets (if a particular date is a full market holiday, no Signal will be taken). Index changes are implemented after the close of U.S. markets on the following day that U.S. markets are open. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund’s Investment Strategy

During periods when the Signal Level is 0, 1, or 2:

The Fund attempts to invest all, or substantially all, of its assets in BIL and/or SPY or in other passively managed ETFs with comparable investment objectives and strategies. Additionally, the Fund may invest directly in 1-3 month T-Bills.

During periods when the Signal Level is 3:

The Fund will generally continue to invest all, or substantially all, of its assets in SPY and/or SSO or in other passively managed ETFs with comparable investment objectives and strategies.

In addition, in an attempt to mitigate the risk of holding SSO (or a comparable leveraged ETF) for an extended period, the Adviser will conduct ongoing monitoring of the S&P 500 Index. If the S&P 500 Index price declines by 5.25 percent or more from the prior day’s closing price, the Adviser will attempt to fully exit its leveraged ETF positions and purchase additional shares of SPY (or a comparable unleveraged equity index ETF) with the proceeds as soon as is practical under the circumstances. The Fund will continue to hold shares of SPY (or a comparable unleveraged equity index ETF), at least until the Fund’s next regular daily rebalancing (as driven by the Index Signal level).

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled Additional Information About the Fund Principal Risks of Investing in the Fund.

Underlying ETF-Specific Risks. The Fund attempts to invest all, or substantially all, of its assets in one or more of the following ETFs (or comparable ETFs): SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL), the SPDR® S&P 500 ETF Trust (SPY), and the ProShares Ultra S&P500® ETF (SSO). As a result, when the Fund invests in such ETF(s), it is indirectly subject to the principal risks of investing in such ETF(s).

○	BIL Principal Risks: The principal risks of investing in the SPDR® Bloomberg 1-3 Month T-Bill ETF include General Market Risk, Debt Securities Risk (including income risk), U.S. Government and U.S. Agency Obligations Risk, Index Strategy Risk, Passive Investment Risk, Tracking Error Risk, and ETF Risks.

○	SPY Principal Risks: The principal risks of investing in the SPDR® S&P 500 ETF Trust include Index Strategy Risk, Passive Investment Risk, Tracking Error Risk, Equity Market Risk, General Market Risk, and ETF Risks. In addition, as of the date of this Prospectus, SPY is subject to Information Technology Industry Risk.

○	SSO Principal Risks: The principal risks of investing in the ProShares Ultra S&P500® ETF include Leverage Risk (leverage amplifies losses during S&P Index downturns, potentially leading to total investment loss), Holding Period Risk (performance over periods longer than a day may significantly differ from the targeted leveraged (2X) return that the ETF seeks on a daily basis (“Daily Target”)), Correlation Risk (Factors such as fees and derivatives usage may hinder SSO’s ability to achieve leveraged correlation with the S&P Index), Derivatives Risks (investing in derivatives for leverage exposes SSO and the Fund to greater risks, including counterparty and correlation risks), Counterparty Risk (if a counterparty fails to fulfill its contractual obligations, especially in instances where dramatic intraday moves in the S&P Index trigger immediate closure of swap agreements, SSO and the Fund may incur losses), Equity Market Risk, Money Market Instruments Risk (interest rates and changes in credit ratings can affect the value of money market instruments), Information Technology Industry Risk (Technology companies are susceptible to fierce competition, technological obsolescence, and regulatory and economic fluctuations), Non-Diversification Risk (SSO may invest in financial instruments with a single counterparty or a few counterparties, which may increase SSO’s volatility and increase the risk that SSO’s performance will decline based on the credit of a single counterparty), Index Strategy Risk, Passive Investment Risk, and ETF Risks.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Underlying ETF Risks.

●	General. The Fund will incur higher and duplicative expenses because it invests in underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the underlying ETFs. Additionally, Underlying ETFs are also subject to the “ETF Risks” described below.

●	Leveraged ETFs. Investing in leveraged underlying ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Debt Securities Risk. Debt securities are exposed to risks tied to market fluctuations, interest rate changes, and the ability of issuers to meet payments. If interest rates rise, securities may lose value, impacting liquidity and increasing market volatility. Conversely, in low-rate environments, yields may be low or even negative, leading to potential losses. Falling interest rates may accelerate repayment, leading to reinvestment at lower rates. Longer-duration securities are more sensitive to interest rate shifts. Debt securities may yield lower returns compared to equities or other investment options.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Extended Holding of Leveraged ETF Risk. At the time of each rebalancing, the Index, and therefore the Fund, may allocate up to 25% of its portfolio (but may exceed this amount due to market appreciation between rebalances) to leveraged 2X ETFs, which are designed primarily for daily trading. Holding leveraged 2X ETFs for extended periods introduces unique risks. While the Index’s Signal is recalculated daily, the reset of the Signal’s level (0, 1, 2, or 3) may occur only after prolonged periods. This prolonged duration between resets amplifies the potential risks associated with leveraged investments. Unlike short-term trading, where the compounding effect of leverage is managed more frequently, extended holding periods can expose investors (here, the Fund) to heightened volatility and magnified losses. The longer the holding period, the greater the potential for divergence between expected and actual performance due to compounding effects and market fluctuations. Consequently, investors should carefully assess their risk tolerance and investment horizon when considering exposure to leveraged 2X ETFs within the Fund’s portfolio. The Fund seeks to mitigate this extended holding risk via the Adviser’s active monitoring during periods in which the Fund’s portfolio includes leveraged ETFs.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Passive Investment Risk. Except for the Adviser’s active monitoring during periods when the Signal is 3, the Fund is effectively passively managed. The Fund generally invests in the securities included in, or representative of, its Index regardless of its investment merit. During periods when the Signal is 0, 1, or 2, the Index (and therefore the Fund) holds defensive positions (i.e., investments BIL or Treasury bills). However, during such periods (Signal is 0, 1, or 2), the Fund will not take additional defensive positions in declining markets. As a result, if the Signal is 1 or 2, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Active Management Risk. During periods when the Signal is 3, the Adviser will actively monitor the Fund’s leveraged ETF holdings. When the Fund is actively-managed, it may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Tracking Error Risk.  While the Fund generally seeks to track the performance, before fees and expenses, of the Index, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. Further, during periods when the Signal is 3, the Adviser may intentionally cause the Fund’s holdings to deviate from tracking the Index when S&P 500 Index price declines by 5.25 percent or more from the prior day’s closing price.

Large-Capitalization Investing Risk. The Fund will generally have exposure to large-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities both directly and via Underlying ETFs. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at marketnavigationetf.com.

Management

Investment Adviser: Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Christopher P. Mullen, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Michael Venuto, Chief Investment Officer for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the bid price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at marketnavigationetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The GammaRoad Market Navigation ETF (the “Fund”) seeks capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”) and written notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled Fund Summary-Principal Investment Strategies above.

Additional Information about the Index

The Index was launched on December 22, 2023, and is owned by MarketVector Indexes GmbH (the “Index Owner”). Solactive AG is the Index’s calculation agent.

The Index and, in turn, the Fund, typically allocates among the following three ETFs, though comparable ETFs may be used from time to time: (i) SPDR® Bloomberg 1-3 Month T-Bill ETF, (ii) SPDR® S&P 500 ETF Trust, and (iii) ProShares Ultra S&P500® ETF.

●	The SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. It seeks to do so by tracking the performance of the Bloomberg 1-3 Month U.S. Treasury Bill Index (the “T-Bill Index”). Instead of buying all securities in the T-Bill Index, the Fund may purchase a subset of the T-Bill Index’s holdings to match its risk and return profile. Factors like fund size influence the decision to invest in a subset or the entire T-Bill Index. Generally, the Fund invests at least 80% of its assets in T-Bill Index securities or similar ones. It may also invest in non-Index debt securities, cash equivalents, or money market instruments. The T-Bill Index tracks short-term U.S. Treasury obligations with 1 to 3 months remaining maturity, meeting specific criteria. The T-Bill Index is market capitalization weighted, with adjustments for securities held by the Federal Reserve System.

●	The SPDR® S&P 500 ETF Trust (SPY) is a unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “S&P Index”). The Fund’s portfolio generally aligns closely with the S&P Index’s securities. The Fund adjusts its portfolio periodically to match changes in the S&P Index. Transaction costs, incurred during portfolio adjustments, may impact performance. While the Fund may not own all S&P Index securities simultaneously, it remains heavily invested in them, aiming for performance closely tracking that of the Index. The S&P 500® Index is a market capitalization-weighted index of 500 of the largest companies listed on U.S. exchanges.

●	The ProShares Ultra S&P500® ETF (SSO) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P Index. SSO seeks to achieve daily returns consistent with its Daily Target by investing in financial instruments. SSO seeks leveraged exposure to at least 80% of its assets in S&P Index securities or similar instruments. SSO’s adviser uses a mathematical approach to determine the investment positions needed for Daily Target returns. SSO remains fully invested, regardless of market conditions, but may hold a representative sample of S&P Index securities or other financial instruments. It rebalances daily to maintain exposure consistent with the Daily Target, influenced by the S&P Index’s movements throughout the day. Additionally, if SSO successfully meets its investment objective, it should gain approximately two times as much as the S&P Index when the Index rises on a given day, and conversely, it should lose approximately two times as much as the S&P Index when the Index falls on a given day. However, SSO does not aim to achieve two times (2x) the daily performance of the S&P Index for any period other than a day.

While SSO’s daily investment objective is emphasized, investors (like the Fund) may hold Fund shares for longer periods. During longer holding periods:

o	Returns may differ from the Daily Target, potentially significantly.
o	Factors influencing returns worse than the Daily Target include smaller Index gains or losses, higher Index volatility, and longer holding periods when these factors apply.

o	Factors contributing to returns better than the Daily Target include larger Index gains or losses, lower Index volatility, and longer holding periods when these factors apply.
o	The more extreme these factors and their occurrences coincide, the more the return may deviate from the Daily Target.

In addition, the Fund may invest in other passively managed ETFs with comparable investment objectives and strategies. Further, the Fund may invest directly in 1-3 Month Treasury Bills.

You can find each Underlying ETF’s prospectus and other information about the Underlying ETFs, including the most recent reports to shareholders, online by reference to its Investment Company Act File number through the SEC’s website at www.sec.gov.

Underlying ETF	Investment Company Act File Number
SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL)	811-08839
SPDR® S&P 500 ETF Trust (SPY)	811-06125
ProShares Ultra S&P500® ETF (SSO)	811-21114

The information in this prospectus regarding the Underlying ETFs comes from their respective filings with the SEC. You are urged to refer to the SEC filings made by each Underlying ETF and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of each Underlying ETF’s business and financial prospects.

The description of each Underlying ETF’s principal investment strategies contained herein was taken directly from its prospectus. For BIL, the prospectus dated October 31, 2023, for SPY, the prospectus dated January 26, 2024, and for SSO, the prospectus dated October, 1, 2023.

This document relates only to the securities offered hereby and does not relate to the shares of BIL, SPY, SSO, or other securities of such Underlying ETFs. The Fund has derived all disclosures contained in this document regarding each Underlying ETF from the publicly available documents. None of the Fund, the Trust, the Adviser, or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to any of BIL, SPY, or SSO. None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding BIL, SPY, and/or SSO is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of any of BIL, SPY, or SSO (and therefore the price of any of BIL, SPY, or SSO at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning one or more of BIL, SPY, or SSO could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of any Underlying ETF.

THE FUND, TRUST, AND ADVISER ARE NOT AFFILIATED WITH ANY OF THE FOLLOWING:

●	ProShare Advisors LLC
●	SSGA Funds Management, Inc.
●	State Street Global Advisors Trust Company
●	State Street Bank and Trust Company

Manager of Managers Structure

The Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the Underlying ETF-specific risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Underlying ETF-Specific Risks:

●	BIL Principal Risks: The principal risks of investing in the SPDR® Bloomberg 1-3 Month T-Bill ETF include the following risks (each as described below):
○	General Market Risk.
○	Debt Securities Risk (including income risk).
○	U.S. Government and U.S. Agency Obligations Risk.
○	Index Strategy Risk.
○	Passive Investment Risk.
○	Tracking Error Risk.
○	ETF Risks.

●	SPY Principal Risks: The principal risks of investing in the SPDR® S&P 500 ETF Trust include the following risks (each as described below):
○	Index Strategy Risk.
○	Passive Investment Risk.
○	Tracking Error Risk.
○	Equity Market Risk.
○	General Market Risk.
○	ETF Risks.

In addition, as of the date of this Prospectus, SPY is subject to Information Technology Industry Risk. Companies in that industry may experience intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.

●	SSO Principal Risks: The principal risks of investing in the ProShares Ultra S&P 500® ETF include the following risks (each as described below):

○	Leverage Risk. SSO uses leverage and will lose more money when the value of the S&P Index falls than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of the Fund’s investment. If the S&P Index approaches a 50% loss at any point in the day, the Fund could lose its entire investment in SSO. The use of leverage increases the volatility of the SSO’s returns and, in turn, the Fund’s returns. The cost of obtaining leverage will also lower the Fund’s returns.

○	Holding Period Risk. The performance of SSO for periods longer than a single day will likely differ from the Daily Target. This difference may be significant (see Extended Holding of Leveraged ETF Risk below). SSO’s return will tend to be worse than the Daily Target when there are smaller Index gains or losses and higher Index volatility. During periods of higher S&P Index volatility, the Index volatility may affect SSO’s return as much as or more than the return of the Index. SSO’s return will tend to be better than the Daily Target when there are larger S&P Index gains or losses and lower Index volatility. SSO may lose money when the S&P Index return is flat (i.e., close to zero) and SSO may lose money when the Index rises. The effects of volatility will impact an investor’s (here, the Fund’s) return for any holding period other than a day. The longer the Fund holds shares of SSO, the more magnified these effects will be.

○	Correlation Risk. SSO’s ability to achieve a high level of leveraged correlation with the S&P Index may be affected by various factors. These include fees, expenses, transaction costs, and financing costs associated with derivative usage, all of which can hinder SSO’s ability to meet its Daily Target. Furthermore, SSO may not have leveraged exposure to all S&P Index securities, and its weighting and investment instruments may differ from those of the Index. Additionally, if SSO is unable to rebalance its investments fully or partially, it may result in exposure to the S&P Index that significantly deviates from the Daily Target.

○	Derivatives Risks. SSO will invest in derivatives to obtain leveraged exposure, which may be considered an aggressive strategy and may expose SSO and, in turn, the Fund, to greater risks including counterparty risk and correlation risk. SSO may lose money if its derivatives do not perform as expected. To the extent SSO invests in swaps that use an ETF as the reference asset, SSO may be subject to greater correlation risk since the performance of an ETF may not track the performance of the S&P Index. Any costs associated with using derivatives will reduce SSO’s return.

○	Counterparty Risk. SSO and, in turn, the Fund, may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the S&P Index has a dramatic intraday move that causes a material decline in SSO’s net assets, the terms of a swap agreement between SSO and its counterparty may permit the counterparty to immediately close out the transaction with SSO. In that event, SSO may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

○	Equity Market Risk (see description below).

○	Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.

○	Information Technology Industry Risk. Companies in that industry may experience intense competition, obsolescence of existing technology, and changing economic conditions and government regulation.

○	Non-Diversification Risk. SSO has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase SSO’s volatility and increase the risk that SSO’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

○	Index Strategy Risk (see description below).

○	Passive Investment Risk (see description below).

○	ETF Risks (see description below).

Active Management Risk. During periods when the Signal is 3, the Adviser will actively monitor the Fund’s leveraged ETF holdings. When the Fund is actively-managed, it may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Debt Securities Risk. Debt securities are exposed to risks tied to market fluctuations, interest rate changes, and the ability of issuers to meet payments. If interest rates rise, securities may lose value, impacting liquidity and increasing market volatility. Conversely, in low-rate environments, yields may be low or even negative, leading to potential losses. Falling interest rates may accelerate repayment, leading to reinvestment at lower rates. Longer-duration securities are more sensitive to interest rate shifts. Debt securities may yield lower returns compared to equities or other investment options.

●	Income Risk. A fund that invests in debt securities may experience declining income due to falling interest rates or other factors. Issuers of securities held by such a fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the fund is prepaid, the fund may have to reinvest the prepayment in other obligations paying income at lower rates.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the bid price) and the price at which an investor is willing to sell Shares (the ask price). This difference in bid and ask prices is often referred to as the spread or bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a bid-ask spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

○	Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange circuit breaker rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Extended Holding of Leveraged ETF Risk. At the time of each rebalancing, the Index, and therefore the Fund, may allocate up to 25% of its portfolio (but may exceed this amount due to market appreciation between rebalances) to leveraged 2X ETFs, which are designed primarily for daily trading. Holding leveraged 2X ETFs for extended periods introduces unique risks. While the Index’s Signal is recalculated daily, the reset of the Signal’s level (0, 1, 2, or 3) may occur only after prolonged periods. This prolonged duration between resets amplifies the potential risks associated with leveraged investments. Unlike short-term trading, where the compounding effect of leverage is managed more frequently, extended holding periods can expose investors (here, the Fund) to heightened volatility and magnified losses. The longer the holding period, the greater the potential for divergence between expected and actual performance due to compounding effects and market fluctuations. Consequently, investors should carefully assess their risk tolerance and investment horizon when considering exposure to leveraged 2X ETFs within the Fund’s portfolio. The Fund seeks to mitigate this extended holding risk via the Adviser’s active monitoring during periods in which the Fund’s portfolio includes leveraged ETFs.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Large-Capitalization Investing Risk. The Fund will generally have exposure to large-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Passive Investment Risk. Except for the Adviser’s active monitoring during periods when the Signal is 3, the Fund is effectively passively managed. The Fund generally invests in the securities included in, or representative of, its Index regardless of its investment merit. During periods when the Signal is 0, 1, or 2, the Index (and therefore the Fund) holds defensive positions (i.e., investments BIL or Treasury bills). However, during such periods (Signal is 0, 1, or 2), the Fund will not take additional defensive positions in declining markets. As a result, if the Signal is 1 or 2, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Significant market volatility and market downturns may limit the Fund’s ability to sell securities and obtain long exposure to securities. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its NAV) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund’s ability to meet its investment objective is likely to be adversely affected, the market price of Shares may reflect a greater premium or discount to NAV and bid-ask spreads in Shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers.

Tracking Error Risk. While the Fund generally seeks to track the performance, before fees and expenses, of the Index, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. Further, during periods when the Signal is 3, the Adviser may intentionally cause the Fund’s holdings to deviate from tracking when the S&P 500 Index’s price declines by 5.25 percent or more from the prior day’s closing price.

Underlying ETF Risks.

●	General. The Fund will incur higher and duplicative expenses due to its investments in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in the Underlying ETFs are also subject to the “ETF Risks” described above.

●	Leveraged ETFs. Investing in leveraged Underlying ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities both directly and via Underlying ETFs. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS INFORMATION

Information about the Funds daily portfolio holdings will be available on the Fund’s website at marketnavigationetf.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of July 31, 2024, Tidal had assets under management of approximately $18.59 billion and served as the investment adviser or sub-adviser for 203 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities and financial instruments for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, other non-routine or extraordinary expense (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

For the services provided to the Fund, the Fund pays the Adviser a unitary management fee set forth in the table below, which is calculated daily and paid monthly, based on the Fund’s average daily net assets.

Unitary Management Fee	Unitary Management Fee After Waiver
0.75%	0.66%

The Adviser has contractually agreed to waive its unitary management fee for the Fund to 0.66% of the Fund’s average daily net assets through at least November 30, 2025. This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending February 28, 2025.

Portfolio Managers

The following individuals (each, a Portfolio Manager) have served as portfolio managers of the Fund since its inception in 2024 and are primarily responsible for the day-to-day management of the Funds securities investments: Qiao Duan, Christopher Mullen, and Michael Venuto.

Qiao Duan, CFA, Portfolio Manager

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Christopher P. Mullen, Portfolio Manager for the Adviser

Christopher P. Mullen serves as Portfolio Manager at the Adviser, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

Michael Venuto, Chief Investment Officer

Mr. Venuto is a co-founder and has been the Chief Investment Officer of the Adviser since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with GammaRoad Capital Partners, LLC (Sponsor) pursuant to which Sponsor is a sponsor to the Fund. Under this arrangement, Sponsor has agreed to provide financial support (as described below) to the Fund. In turn, the Adviser has agreed to share with Sponsor a portion of profits, if any, generated by the Fund’s Advisory Fee. Every month, the Advisory Fees, which are unitary management fees, for the Fund are calculated and paid to the Adviser.

If the amount of the unitary management fee for the Fund exceeds the Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to Sponsor. The amounts paid to Sponsor represent any remaining profits from the Advisory Fee.

Further, if the amount of the unitary management fee for the Fund is less than the Fund’s operating expenses and the Adviser-retained amount, Sponsor is obligated to reimburse the Adviser for amount of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or street name through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not readily available or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. With respect to the Fund, which itself invests in Underlying ETFs, other investment companies that want to invest in the Fund must adhere to the limits set forth in Section 12(d)(1).

The Fund relies on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Delivery of Shareholder Documents Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend”, which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by the Fund

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to pass through to investors the amount of certain qualifying foreign income and similar taxes paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at marketnavigationetf.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to the owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

GammaRoad Market Navigation ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas 19th Floor New York, NY 10020
Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated August 20, 2024, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at GammaRoad Market Navigation ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. or calling (844) 954-4499.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at marketnavigationetf.com; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23312)